UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2020

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50912	88-0225318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3990 Vitruvian Way, Suite 1152, Addison, Texas 75001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 803-5337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Information

As previously reported in the Current Report on Form 8-K filed by American International Holdings Corp. (the “Company”) on March 26, 2020 (the “Prior Form 8-K”), the Company’s operations have experienced disruptions due to the COVID-19 coronavirus outbreak. As reported in the Prior Form 8-K, the Company relied on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 (which extended and superseded a prior order issued on March 4, 2020), pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465)(the “Order”), in order to extend the original due date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) for up to an additional 45 days, due to the Company’s inability to timely file such report due to COVID-19.

The Company is filing this Current Report on Form 8-K to once again avail itself of the filing extension provided for by the Order. Specifically, the Company is relying on the Order to obtain an extension of the filing date of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020.

The Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world. These disruptions include, but are not limited to: office closures and the unavailability of key Company personnel required to prepare the Company’s financial statements for the quarter ended March 31, 2020 due to suggested, and mandated, social quarantining and work from home orders. Such delays have been further exacerbated by delays which occurred in connection with the preparation of the Annual Report, for the same reasons described above. The Company has also been delayed in preparing the Quarterly Report due to delays in obtaining information from third parties who have similarly been unavailable and/or have not had sufficient time to complete the items requested.

As such, the Company will be relying on the Order and will be making use of the 45-day grace period provided by the Order to delay filing of its Quarterly Report. The Company plans to file the Quarterly Report by no later than June 29, 2020, 45 days after the original due date of its Quarterly Report.

The Company is supplementing its risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 with the following risk factors:

The COVID-19 pandemic has negatively affected, and is likely to continue to negatively affect, our operations, results of operations and cash flow.

The COVID-19 pandemic, and related social distancing requirements, travel bans, stay-at-home orders and closures have limited access to our facilities and forced us to close our facilities until further notice. These, in turn, have not only negatively impacted our operations, financial condition and demand for our services, but our overall ability to react timely to mitigate the impact of this event. We anticipate that our first quarter and second quarter 2020 financial results, at a minimum, will be significantly negatively affected by COVID-19; however, the full effect on our business and operation is currently unknown. The outbreak of COVID-19 has caused significant disruptions to the Company’s ability to generate revenue and cash flows, and uncertainty regarding the length of the disruption may adversely impact our ability to raise additional capital. The ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition and cash flows will depend on our ability to have sufficient liquidity until such time as our stores can again generate revenue capable of supporting our ongoing operations, all of which remain highly uncertain at this time.

Furthermore, we cannot predict how soon we will be able to reopen our stores and, as, our ability to reopen will depend in part on the actions of a number of governmental bodies over which we have no control. Moreover, once restrictions are lifted, it is unclear how quickly customers will return to our stores, which may be a function of continued concerns over safety and/or depressed consumer sentiment due to adverse economic conditions, including job losses.

Our business may suffer from the severity or longevity of the Coronavirus/COVID-19 Global Outbreak

The demand for our services relies upon, among other things, (a) customers being able to, and being willing to, visit our health, wellness and beauty medical spas and our ability to keep our medical spas open for business, and (b) our ability to perform construction services for construction clients. The inability due to state and local social distancing orders, or unwillingness of, individuals to congregate in large groups, visit retail business or travel outside of their homes will, and has to date, had a negative effect on our operations. Additionally, government mandated ‘stay-at-home’ and similar orders have to date, and may in the future, prevent us from staffing our spas and construction services, and prohibited us from operating altogether. Loss of available employees due to health concerns in the future may also limit our ability to operate. Economic recessions, including those brought on by the COVID-19 outbreak may have a negative effect on the demand for our services and our operating results. We have also experienced delays due to the COVID-19 outbreak in receiving products and supplies which we need to operate. All of the above may be exacerbated in the future as the COVID-19 outbreak and the governmental responses thereto continues. All of the above may in the future cause, and have to date caused, a material adverse effect on our operating results.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL HOLDINGS CORP.

Dated: May 6, 2020	By:	/s/ Jacob D. Cohen
	Name:	Jacob D. Cohen
Chief Executive Officer